                             LETTER OF TRANSMITTAL

                              EOG RESOURCES, INC.
                             OFFERS TO EXCHANGE ITS
           FLEXIBLE MONEY MARKET CUMULATIVE PREFERRED STOCK, SERIES D
           WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
           FLEXIBLE MONEY MARKET CUMULATIVE PREFERRED STOCK, SERIES C
                           PURSUANT TO THE PROSPECTUS
                             DATED          , 2000.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
            TIME, ON             ,2000 UNLESS THE OFFER IS EXTENDED.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                             BANKERS TRUST COMPANY

           By mail:                        By hand:                   By overnight mail:

                             For information call:

                                    Confirm:
                                   Facsimile:

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges that he or she has received the Prospectus,
dated           , 2000 (the "Prospectus"), of EOG Resources, Inc. (the
"Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange shares of its Flexible Money Market Cumulative Preferred Stock, Series D, $100,000.00 liquidation preference (the "Series D"), which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for shares of its outstanding Flexible Money Market Cumulative Preferred Stock, Series C, $100,000.00 liquidation preference (the "Series C") . The terms of the Series D preferred stock are identical in all respects to the Series C preferred stock, except the Series D preferred stock has been registered under the Securities Act and, therefore, will not bear legends restricting its transfer. Series C preferred stock may be tendered in whole or in part in integral multiples of $100,000.00 in excess thereof.

     The term "Expiration Date" shall mean 5:00 p.m. New York City time, on
          , 2000 unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. The term "Holder" with respect to the Exchange Offer means any person in whose name Series C preferred stock is registered on the books of the Company or any other person who has obtained a properly completed stock power from the registered holder. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

     The Letter of Transmittal is to be completed by holders of Series C preferred stock if (i) certificates representing the Series C preferred stock are to be forwarded herewith, or (ii) tender of Series C preferred stock is to be made by book entry transfer to an account maintained by Bankers Trust Company (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the "The Exchange Offer -- Procedures for Tendering" in the Prospectus, or (iii) tender of the Series C preferred stock is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Delivery of documents to DTC in accordance with its procedures DOES NOT constitute delivery to the Exchange Agent.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Series C preferred stock must complete this Letter of Transmittal in its entirety.

     Holders of Series C preferred stock whose certificates (the "Certificates") for such shares of Series C preferred stock are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may effect a tender of such shares of Series C preferred stock according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus. See Instruction 1.

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                  BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

                    ALL TENDERING HOLDERS COMPLETE THIS BOX

------------------------------------------------------------------------------------------------------------
                              DESCRIPTION OF SERIES C PREFERRED STOCK TENDERED
------------------------------------------------------------------------------------------------------------
                                                     CERTIFICATE          AGGREGATE          LIQUIDATION
                                                     NUMBERS OF          LIQUIDATION        PREFERENCE OF
     NAME AND ADDRESS OF REGISTERED HOLDER            SERIES C          PREFERENCE OF         SERIES C
           (PLEASE FILL IN IF BLANK)                  TENDERED*       SERIES C TENDERED      TENDERED**
------------------------------------------------------------------------------------------------------------

------------------------------------------------

------------------------------------------------

------------------------------------------------

                     TOTAL:
------------------------------------------------
                               * NEED NOT BE COMPLETED BY BOOK-ENTRY HOLDERS.
 ** UNLESS OTHERWISE INDICATED, THE HOLDER WILL BE DEEMED TO HAVE TENDERED ALL SHARES OF SERIES C PREFERRED
                                            STOCK REPRESENTED BY
     THE AGGREGATE LIQUIDATION PREFERENCE OF SERIES C PREFERRED STOCK REPRESENTED BY THE COLUMN LABELED
                                           "AGGREGATE LIQUIDATION
                                                PREFERENCE".
------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SERIES C PREFERRED STOCK IS BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER (SEE INSTRUCTION 1)):

    Name of Tendering Institution:
   ----------------------------------------------------------------------------

    DTC Account Number:
   -----------------------------------------------------------------------------

    Transaction Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED SERIES C PREFERRED STOCK IS BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 5):

    Name of Registered Holder(s):
   ----------------------------------------------------------------------------

    Window Ticket Number (if any):
   --------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
   -----------------------------------------------------

    Name of Institution which Guaranteed Delivery:
   ----------------------------------------------------------

    If Guaranteed Delivery is to be made by Book-Entry Transfer:

    Name of Tendering Institution:
   ----------------------------------------------------------------------------

    DTC Account Number:
   -----------------------------------------------------------------------------

    Transaction Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF SERIES C PREFERRED STOCK TENDERED BY BOOK-ENTRY TRANSFER BUT
    NOT EXCHANGED ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE SERIES C PREFERRED
    STOCK FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Area Code and Telephone Number:
--------------------------------------------------------------------

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company, the above described liquidation preference of Series C preferred stock.

     Subject to and effective upon the acceptance for exchange of the liquidation preference of Series C preferred stock tendered herewith in accordance with the terms and conditions of this Letter of Transmittal and the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or, upon the order of the Company, all right, title and interest in and to the Series C preferred stock tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Series C preferred stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Series C preferred stock together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present Certificates for such Series C preferred stock for transfer, and to transfer the Series C preferred stock on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Series C preferred stock, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE SERIES C PREFERRED STOCK TENDERED HEREBY AND THAT, WHEN THE SAME IS ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE SERIES C PREFERRED STOCK TENDERED HEREBY IS NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE SERIES C PREFERRED STOCK TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Series C preferred stock tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Series C preferred stock. The Certificate number(s) and the Series C preferred stock that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Series C preferred stock is not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more shares of Series C preferred stock than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Series C preferred stock shares will be returned (or, in the case of Series C preferred stock tendered by book-entry transfer, such Series C preferred stock will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that no Series D preferred stock will be issued in payment of accrued cumulative dividends on the Series C preferred stock. Holders of Series C preferred stock whose Series C preferred stock is accepted for exchange will not receive accrued cumulative dividends on such Series C preferred stock for any period from and after the exchange of such Series C preferred stock for the Series D preferred stock. Cumulative dividends on the Series D preferred stock will accrue from the date of issuance of the Series D preferred stock. Cumulative dividends on the Series C preferred stock that is tendered in exchange for the Series D preferred stock that have accrued from
               , the date of
issuance of the Series C preferred stock, through the date of issuance of the Series D preferred stock will be payable with respect to the Series D preferred stock.

     The undersigned understands that tender of Series C preferred stock pursuant to any one of the procedures described in the "The Exchange Offer
 -- Procedures for Tendering" in the Prospectus and in this Letter of Transmittal, and the Company's acceptance for exchange of such tendered Series C preferred stock, will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Series C preferred stock tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Series D preferred stock be issued in the name(s) of the undersigned or, in the case of book-entry transfer of Series C preferred stock, that such Series D preferred stock be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Series C preferred stock not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Series C preferred stock, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Series D preferred stock to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING THE SERIES C PREFERRED STOCK AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, (II) ANY SERIES D PREFERRED STOCK TO BE RECEIVED BY THE UNDERSIGNED IS BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SERIES D PREFERRED STOCK TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH SERIES D PREFERRED STOCK BY TENDERING SERIES C PREFERRED STOCK PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL. A HOLDER OF SERIES C PREFERRED STOCK WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH SERIES C PREFERRED STOCK HELD BY THE BROKER-DEALER IS HELD ONLY AS A NOMINEE OR (B) SUCH SERIES C PREFERRED STOCK WAS ACQUIRED BY SUCH BROKER DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SERIES D PREFERRED STOCK (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     THE COMPANY HAS AGREED THAT THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM THE TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF SERIES D PREFERRED STOCK RECEIVED IN EXCHANGE FOR SERIES C PREFERRED STOCK, WHERE SUCH SERIES C PREFERRED STOCK WAS ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 90 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUM-

STANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SERIES D PREFERRED STOCK HAS BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED SERIES C PREFERRED STOCK FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH SERIES C PREFERRED STOCK AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF SERIES D PREFERRED STOCK PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE SERIES D PREFERRED STOCK MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE SERIES D PREFERRED, IT SHALL EXTEND THE 90 DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF SERIES D PREFERRED STOCK BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE SERIES D PREFERRED STOCK OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY GIVES NOTICE THAT THE SALE OF SERIES D PREFERRED STOCK MAY BE RESUMED, AS THE CASE MAY BE.

     Except as stated in the Prospectus, this tender is irrevocable.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 13)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Series C preferred stock hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Series C preferred stock to comply with the restrictions on transfer applicable to the Series C preferred stock). If signature is by an attorney-in-fact, trustee, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (Signature(s) of Holder(s)

Dated
------------------------------------, 2000

Name(s):
--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
--------------------------------------------------------------------

Tax Identification or Social Security Number:
----------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

--------------------------------------------------------------------------------
                             (Authorized Signature)

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if the Series D preferred stock is to be issued in the name of someone other than the registered holder of the Series C preferred stock whose name(s) appear(s) above.

Issue

[ ] Series D Preferred Stock and/or
[ ] Series C Preferred Stock not tendered

to:

Name(s):
------------------------------------

Address:
--------------------------------------

         -----------------------------------------------

         -----------------------------------------------
                                   (Include Zip Code)

Area Code and
Telephone Number:
--------------------------

Tax Identification or
Social Security Number(s):
-----------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if Series D preferred stock is to be sent to someone other than the registered holder of the Series C preferred stock whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail

[ ] Series D Preferred Stock
[ ] Series C Preferred Stock not tendered

to:

Name(s):
------------------------------------

Address:
--------------------------------------

         -----------------------------------------------

         -----------------------------------------------
                                   (Include Zip Code)

Area Code and
Telephone Number:
--------------------------

Tax Identification or
Social Security Number(s):
-----------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of Letter of Transmittal and Certificates, Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificates are forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus. Certificates for Series C preferred stock being tendered, or timely confirmation of a book-entry transfer of such Series C preferred stock into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

     Holders who wish to tender their Series C preferred stock and (i) whose Series C preferred stock is not immediately available or (ii) who cannot deliver their Series C preferred stock, this Letter of Transmittal and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Series C preferred stock by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange
Offer -- Procedures for Tendering" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below): (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date; and (iii) the Certificates (or a Book-Entry Confirmation (as defined in the Prospectus)) representing all tendered Series C preferred stock, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such Notice. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer;
(iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a securities transfer association.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Series C preferred stock) of Series C preferred stock tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Series C preferred stock are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. Inadequate Space. If the space provided in the box captioned "Description of Series C Preferred Stock" is inadequate, the Certificate number(s) and/or the Liquidation Preference of the Series C preferred stock and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. Partial Tenders and Withdrawal Rights. Tenders of Series C preferred stock will be accepted only in integral multiples of $100,000.00 in liquidation preference. If less than the entire liquidation preference of Series C preferred stock is to be tendered, the tendering holder should fill in the column labeled "Liquidation Preference Tendered" of the box entitled "Description of Series C Preferred Stock". If the entire liquidation preference is not tendered, Certificates representing Series C preferred stock for the liquidation preference not tendered and Series D preferred stock for the liquidation preference tendered will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal. The entire liquidation preference of Series C preferred stock represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Series C preferred stock may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Series C preferred stock to be withdrawn, the aggregate liquidation preference of Series C preferred stock to be withdrawn, and (if Certificates for Series C preferred stock have been tendered) the name of the registered holder of the Series C preferred stock as set forth on the Certificate for the Series C preferred stock, if different from that of the person who tendered such Series C preferred stock. If Certificates for the Series C preferred stock have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Series C preferred stock the tendering holder must submit the serial numbers shown on the particular Certificates for the Series C preferred stock to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of the Series C preferred stock tendered for the account of an Eligible Institution. If the Series C preferred stock has been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering," the notice of withdrawal must specify the name and number of the account of DTC to be credited with the withdrawal of the Series C preferred stock, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Series C preferred stock may not be rescinded. Series C preferred stock properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to 5:00 p.m., New York City time, on the Expiration Date by following any of the procedures described in the Prospectus under "the Exchange Offer -- Procedures for Tendering."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Series C preferred stock which has been tendered but which is withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Series C preferred stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Series C preferred stock tendered hereby is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Series C preferred stock is held in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are names in which tendered Series C preferred stock is held.

     If this Letter of Transmittal or any Certificates or stock powers are signed by trustees, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Series C preferred stock listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate stock power(s) is/are required unless Series D preferred stock is to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Series C preferred stock listed, the Certificates must be endorsed or accompanied by appropriate stock powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Series C preferred stock may require in accordance with the restrictions on transfer applicable to the Series C preferred stock. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Special Issuance and Delivery Instructions. If Series D preferred stock is to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Series D preferred stock is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Series C preferred stock not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Series C preferred stock, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange
Offer -- Conditions to the Exchange Offer" or any conditions or irregularities in any tender of Series C preferred stock of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Series C preferred stock will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliate or assign of the Company or the Exchange Agent nor any person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 31% Backup Withholding, Substitute Form W-9. Under the U.S. Federal income tax law, a Holder whose tendered Series C preferred stock is accepted for exchange and who receives dividends on Series D preferred stock is required to provide the payer of dividends with such Holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the payer is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the Holder or the payee to a $50 penalty. In addition, dividend payments to such Holders or other payees with respect to Series D preferred stock exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 3 of Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in part 3 is checked, the Holder or other payee must also complete the certifications in Part 2 and the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the payer will withhold 31% of all reportable payments made to the payee seven days following receipt by the payer of the Certificate of Awaiting Taxpayer Identification Number and prior to the time a properly certified TIN is provided to the payer.

     The Holder is required to give the payer the TIN (e.g., social security number or employer identification number) of the person or entity that will be the registered owner of the Series D preferred stock. If the Series D preferred stock is registered in more than one name or not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such Holders should nevertheless complete the Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be applied for.

     10. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Series C preferred stock has been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     11. Security Transfer Taxes. Holders who tender their Series C preferred stock for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Series D preferred stock is to be delivered to, or is to be issued in the name of, any person other than the registered holder of the Series C preferred stock tendered, or if a transfer tax is imposed for any reason other than the exchange of Series C preferred stock in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

--------------------------------------------------------------------------------------------------------------------
PAYER'S NAME: BANKERS TRUST COMPANY
--------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE              PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT              Social Security OR
  FORM W-9                RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.         Employer Identification Number
                                                                              ------------------------------------
                         ------------------------------------------------------------------------------------------
  Department of the       PART 2 -- Certification -- Under penalties of perjury, I certify that:
  Treasury
  Internal Revenue        (1) The number shown on this form is my correct Taxpayer Identification Number (or I am
  Service                     waiting for a number to be issued to me) and
                          (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                              "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                         ------------------------------------------------------------------------------------------

  PAYER'S REQUEST FOR     Certification Instructions  -- You must cross out                 PART 3 --
  TAXPAYER                item (2) above if you have been notified by the
  IDENTIFICATION NUMBER   IRS that you are currently subject to backup                  Awaiting TIN [ ]
  (TIN)                   withholding because of underreporting interest or
                          dividends on your tax return. However, if after
                          being notified by the IRS that you are subject to
                          backup withholding, you received another
                          notification from the IRS that you are no longer
                          subject to backup withholding, do not cross out
                          such item (2).
                          THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR
                          CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER
                          THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP
                          WITHHOLDING.
                          Signature ---------------------  Date------------
                          Name (please print)----------------------------
                          Address (please print)--------------------------
--------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY DIVIDENDS OR OTHER REPORTABLE PAYMENTS MADE TO YOU WITH RESPECT TO SERIES D PREFERRED STOCK EXCHANGED PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number. Moreover, I understand that during this 60-day period, 31% of all reportable payments made to me will be withheld commencing seven business days after the payer receives this Certificate of Awaiting Taxpayer Identification number and terminating on the date I provide a certified TIN to the payer.

Signature
--------------------------------------------------------------- Date
---------------------------

Name (please print)
--------------------------------------------------------------------------------

Address (please print)
--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. Social Security numbers have nine digits separated by two hyphens (i.e. 000-00-0000). Employer identification numbers have nine digits separated by only one hyphen (i.e. 00-0000000). The table below will help determine the number to give the payer.
------------------------------------------------------
                          ------------------------------------------------------

FOR THIS TYPE OF ACCOUNT:       GIVE THE NAME
                                AND SOCIAL
                                SECURITY
                                NUMBER OF --
------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:       GIVE THE NAME
                                AND EMPLOYER
                                IDENTIFICATION
                                NUMBER OF --
------------------------------------------------------
 1.  An individual's account    The individual
 2.  Two or more individuals    The actual owner of
     (joint account)            the account or, if
                                combined funds, any
                                one of the
                                individuals(1)
 3.  Husband and wife (joint    The actual owner of
     account)                   the account or, if
                                joint funds, either
                                person(1)
 4.  Custodian account of a     The minor(2)
     minor (Uniform Gift to
     Minors Act)
 5.  Adult and minor (joint     The adult or, if the
     account)                   minor is the only
                                contributor, the
                                minor(1)
 6.  Account in the name of     The ward, minor, or
     guardian or committee for  incompetent person(3)
     a designated ward, minor
     or incompetent person
 7.  a. The usual revocable     The grantor-
        savings trust (grantor  trustee(1)
        is also trustee)
     b. So-called trust         The actual owner(1)
     account that is not a
        legal or valid trust
        under state law
 8.  Sole proprietorship        The owner(4)
     account
 9.  A valid trust, estate or   The legal entity(5)
     pension trust              (Do not furnish the
                                identifying number of
                                the personal
                                representative or
                                trustee unless the
                                legal entity itself is
                                not designated in the
                                account title.)
10.  Corporate account          The corporation
11.  Religious, charitable or   The organization
     educational organization
     account
12.  Partnership account        The partnership
13.  Association, club or       The organization
     other tax-exempt
     organization
14.  A broker or registered     The broker or nominee
     nominee
15.  Account with the           The public entity
     Department of Agriculture
     in the name of a public
     entity (such as a state
     or local government,
     school district or
     prison) that receives
     agricultural program
     payments

------------------------------------------------------
                          ------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL interest and dividend payments include the following:

 - A corporation.

 - A financial institution.

 - An organization exempt from tax under Section 501(a) of the Internal Revenue Code or an individual retirement plan.

 - The United States or any agency or instrumentality thereof.

 - A State, the District of Columbia, a possession of the United States or any subdivision or instrumentality thereof.

 - A foreign government, a political subdivision of a foreign government or any agency or instrumentality thereof.

 - An international organization or any agency or instrumentality thereof.

 - A dealer in securities or commodities required to register in the United States or a possession of the United States.

 - A real estate investment trust.

 - A common trust fund operated by a bank under Section 584(a) of the Internal Revenue Code.

 - An exempt charitable remainder trust or a non-exempt trust described in
   Section 4947(a)(1) of the Internal Revenue Code.

 - An entity registered at all times under the Investment Company Act of 1940.

 - A foreign central bank of issue.

Payments of interest not generally subject to backup withholding include the following:

 - Payments of interest on obligations issued by individuals.

 Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 - Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Internal Revenue Code).

 - Payments described in Section 6049(b)(5) of the Internal Revenue Code to non-resident aliens.

 - Payments on tax-free covenant bonds under Section 1451 of the Internal Revenue Code.

 - Payments made by certain foreign organizations.

DIVIDENDS AND PATRONAGE DIVIDENDS that generally are exempt from backup withholding include:

 - Payments to nonresident aliens subject to withholding under section 1441.

 - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

 - Payments of patronage dividends not paid in money.

 - Payments made by certain foreign organizations.

 - Section 404(k) distributions by an ESOP.

Exempt payees described above must still complete the Substitute Form W-9 enclosed herewith to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N of the Internal Revenue Code.

PRIVACY ACT NOTICE. -- Section 6109 of the Internal Revenue Code requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the Internal Revenue Service. The Internal Revenue Service uses the numbers for identification purposes and to help verify the accuracy of the recipient's tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of the gross amount of interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
               FLEXIBLE MONEY MARKET CUMULATIVE PREFERRED STOCK,
            SERIES C (LIQUIDATION PREFERENCE $100,000.00 PER SHARE)
                                       OF
                              EOG RESOURCES, INC.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used for a holder of the Issuer's (as defined below) Flexible Money Market Cumulative Preferred Stock, Series C (the "Series C") to accept the Exchange Offer (as defined below) if (i) certificates for such holder's Series C preferred stock are not immediately available, (ii) such holder cannot deliver its certificates for the Series C preferred stock, the Letter of Transmittal and all other required documents to Bankers Trust Company (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                             BANKERS TRUST COMPANY

           By mail:                        By hand:                   By overnight mail:

                             For information call:

                                    Confirm:
                                   Facsimile:

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to EOG Resources, Inc., a Delaware corporation (the "Issuer"), upon the terms and subject to the conditions set
forth in the Prospectus dated                     , 2000 (as the same may be
amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate liquidation preference of Series C preferred stock set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering." All capitalized terms used herein but not defined shall have the meanings ascribed to them in the Prospectus.

     The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on             , 2000, unless extended
by the Issuer. The term "Expiration Date" shall mean 5:00 p.m., New York City
time, on             , 2000, unless the Exchange Offer is extended as provided
in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

                                   SIGNATURE

                                                                               x
--------------------------------------------------                         Date:
                                   ---------------------------------------------

                                                                               x
--------------------------------------------------                         Date:
                                   ---------------------------------------------

Signature(s) of Registered Holder(s) or Authorized Signatory
----------------------------------------

Area Code and Telephone Number:
--------------------------------------------------------------------

Name(s):
--------------------------------------------------------------------------------
                                     (Please Print)

Capacity (full title, if signing in a fiduciary or representative capacity):

--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Taxpayer Identification Number of Social Security No.:
-----------------------------------------------

Aggregate Liquidation Preference of Series C Preferred Stock Tendered (must be integral multiples of $100,000.00):
--------------------------------------------------------------------------------

Certificate Number(2) of Series C Preferred Stock (if available):
-------------------------------------------

Aggregate Liquidation Preference Represented by Certificate(s): $
------------------------------------------

IF TENDERED SERIES C PREFERRED STOCK WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE THE DEPOSITORY TRUST COMPANY ("DTC") ACCOUNT NO. AND TRANSACTION CODE (IF AVAILABLE):

Account No.
--------------------------------------------------------------------------------

Transaction No.
--------------------------------------------------------------------------------

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified as an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of a properly completed and executed Letter of Transmittal (or facsimile thereof), or an Agent's Message, as well as the certificate(s) representing all tendered Series C preferred stock in proper form for transfer, or confirmation of the book-entry transfer of such Series C preferred stock into the Exchange Agent's account at DTC as described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Book-Entry Transfer" and other documents required by the Letter of Transmittal, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

Name of Eligible Institution:
--------------------------------------------------------------------------------

                                                  AUTHORIZED SIGNATURE

Address:
-----------------------------------          Name:
----------------------------------------------------

---------------------------------------------          Title:
-----------------------------------------------------

Area Code and Telephone No.:
-----------------------------          Date:
-----------------------------------

     NOTE: DO NOT SEND SERIES C PREFERRED STOCK WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF SERIES C PREFERRED STOCK MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                              EOG RESOURCES, INC.
                               OFFERS TO EXCHANGE
         ITS FLEXIBLE MONEY MARKET CUMULATIVE PREFERRED STOCK, SERIES D
           WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
           FLEXIBLE MONEY MARKET CUMULATIVE PREFERRED STOCK, SERIES C
                           PURSUANT TO THE PROSPECTUS
                          DATED               , 2000.

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
   NEW YORK CITY TIME, ON               , 2000 UNLESS THE OFFER IS EXTENDED.

To Brokers, Dealers, Commercial Banks,
Trust Companies and Other Nominees:

     EOG Resources, Inc., a Delaware corporation (the "Issuer"), is offering, upon the terms and subject to the conditions set forth in the Prospectus dated
              , 2000 (the "Prospectus") and the accompanying Letter of Transmittal enclosed herewith (which together constitute the "Exchange Offer"), to exchange its Flexible Money Market Cumulative Preferred Stock, Series D (the "Series D") for shares of its outstanding Flexible Money Market Cumulative Preferred Stock, Series C (the "Series C"). As set forth in the Prospectus, the terms of the Series D are identical in all material respects to the Series C, except that the Series D has been registered under the Securities Act of 1933, as amended, and therefore will not be subject to certain restrictions on their transfer. Series C preferred stock may be tendered in whole or in part in integral multiples of $100,000.00 in excess thereof.

     THE EXCHANGE OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE "THE EXCHANGE OFFER -- CONDITIONS TO THE EXCHANGE OFFER" IN THE PROSPECTUS.

     Enclosed herewith for your information and forwarding to your clients are copies of the following documents:

          1. the Prospectus, dated               , 2000;

          2. the Letter of Transmittal for your use and for the information of your clients (facsimile copies of the Letter of Transmittal may be used to tender Series C preferred stock);

          3. a form of letter which may be sent to your clients for whose accounts you hold Series C preferred stock registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Exchange Offer; and

          4. a Notice of Guaranteed Delivery.

     YOUR PROMPT ACTION IS REQUESTED. PLEASE NOTE THE EXCHANGE OFFER WILL EXPIRE
AT 5:00 P.M., NEW YORK CITY TIME, ON               , 2000, UNLESS EXTENDED.
PLEASE FURNISH COPIES OF THE ENCLOSED MATERIALS TO THOSE OF YOUR CLIENTS FOR WHOM YOU HOLD SERIES C PREFERRED STOCK REGISTERED IN YOUR NAME OR IN THE NAME OF YOUR NOMINEE AS QUICKLY AS POSSIBLE.

     In all cases, exchanges of Series C preferred stock accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of (a) certificates representing such Series C preferred stock, or a book-entry confirmation (as defined in the Prospectus), as the case may be,
(b) the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, or an Agent's Message (as defined in the Prospectus) and (c) any other required documents.

     Holders who wish to tender their Series C preferred stock and (i) whose Series C preferred stock is not immediately available or (ii) who cannot deliver their Series C preferred stock, the Letter of Transmittal or an Agent's Message and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Series C preferred stock according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Procedures for Tendering -- Guaranteed Delivery" in the Prospectus.

     The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Series C preferred stock residing in any jurisdiction in which the making of the Exchange Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

     The Issuer will not make any payments to brokers, dealers or other persons for soliciting acceptances of the Exchange Offer. The Issuer will, however, upon request, reimburse you for customary clerical and mailing expenses incurred by you in forwarding any of the enclosed materials to your clients. The Issuer will pay or cause to be paid any transfer taxes payable on the transfer of Series C preferred stock to it, except as otherwise provided in the Letter of Transmittal.

     Questions and requests for assistance with respect to the Exchange Offer or for copies of the Prospectus and Letter of Transmittal may be directed to the
Exchange Agent at its address set forth in the Prospectus or at           .

                                            Very truly yours,

                                            EOG RESOURCES, INC.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON THE AGENT OF THE ISSUER OR ANY AFFILIATE THEREOF, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS OR USE ANY DOCUMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE ENCLOSED DOCUMENTS AND THE STATEMENTS CONTAINED THEREIN.

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

                              EOG RESOURCES, INC.
                               OFFERS TO EXCHANGE
         ITS FLEXIBLE MONEY MARKET CUMULATIVE PREFERRED STOCK, SERIES D
           WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
           FLEXIBLE MONEY MARKET CUMULATIVE PREFERRED STOCK, SERIES C
                           PURSUANT TO THE PROSPECTUS
                           DATED             , 2000.

              THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
    NEW YORK CITY TIME, ON             , 2000, UNLESS THE OFFER IS EXTENDED.

To Our Clients:

     Enclosed for your consideration is a Prospectus dated                     ,
2000 (the "Prospectus") and a Letter of Transmittal (which together constitute the "Exchange Offer") relating to the offer by EOG Resources, Inc. (the "Issuer") to exchange its Flexible Money Market Cumulative Preferred Stock, Series D (the "Series D") for shares of its outstanding Flexible Money Market Cumulative Preferred Stock, Series C (the "Series C"). As set forth in the Prospectus, the terms of the Series D are identical in all material respects to the Series C, except that the Series D has been registered under the Securities Act of 1933, as amended, and therefore will not be subject to certain restrictions on their transfer. Series C preferred stock may be tendered in whole or in part in integral multiples of $100,000.00 in excess thereof.

     The enclosed material is being forwarded to you as the beneficial owner of Series C preferred stock held by us for your account or benefit but not registered in your name. An exchange of any Series C preferred stock may only be made by us as the registered Holder pursuant to your instructions. Therefore, the Issuer urges beneficial owners of Series C preferred stock registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such Holder promptly if they wish to exchange Series C preferred stock in the Exchange Offer.

     Accordingly, we request instructions as to whether you wish us to exchange any or all such Series C preferred stock held by us for your account or benefit, pursuant to the terms and conditions set forth in the Prospectus and Letter of Transmittal. We urge you to read carefully the Prospectus and Letter of Transmittal before instructing us to exchange your Series C preferred stock.

     Your instructions to us should be forwarded as promptly as possible in order to permit us to exchange Series C preferred stock on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer expires
at 5:00 p.m., New York City time, on             , 2000, unless extended. The
term "Expiration Date" shall mean 5:00 p.m., New York City time, on
            , 2000, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. A tender of Series C preferred stock may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

Your attention is directed to the following:

          1. The Exchange Offer is for the exchange of one share of Series D preferred stock for one share of Series C preferred stock. 500 shares of
     Series C preferred stock were outstanding as of             , 2000.

          2. THE EXCHANGE OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE "THE EXCHANGE OFFER -- CONDITIONS TO THE EXCHANGE OFFER" IN THE PROSPECTUS.

          3. The Exchange Offer and withdrawal rights will expire at 5:00 p.m.,
     New York City time, on             , 2000, unless extended.

          4. The Issuer has agreed to pay certain expenses of the Exchange Offer. Any transfer taxes incident to the transfer of Series C preferred stock from the tendering Holder to the Issuer will be paid by the Issuer, except as provided in the Prospectus and the Letter of Transmittal. See "The Exchange Offer -- Fees and Expenses" in the Prospectus.

     The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of Holders of Series C preferred stock residing in any jurisdiction in which the making of the Exchange Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

     If you wish us to tender any or all of your Series C preferred stock held by us for your account or benefit, please do instruct us by completing, execution and returning to us the attached instruction form. THE ACCOMPANYING LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR INFORMATIONAL PURPOSES ONLY AND MAY NOT BE USED BY YOU TO EXCHANGE SERIES C PREFERRED STOCK HELD BY US AND REGISTERED IN OUR NAME FOR YOUR ACCOUNT OR BENEFIT.

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

                                  INSTRUCTIONS

     The undersigned acknowledge(s) receipt of your letter and the enclosed material referred to therein relating to the Exchange Offer of EOG Resources, Inc..

     This will instruct you to tender for exchange the aggregate liquidation value of Series C preferred stock indicated below (or, if no aggregate liquidation preference is indicated below, all Series C preferred stock) held by you for the account or benefit of the undersigned, pursuant to the terms of and conditions set forth in the Prospectus and the Letter of Transmittal.

     Aggregate Liquidation Preference of Series C preferred stock to be tendered for exchange:

                                       $
                         ------------------------------

* I (we) understand that if I (we) sign this instruction form without indicating an aggregate liquidation preference of Series C preferred stock in the space above, all Series C preferred stock held by you for my (our) account will be tendered for exchange.

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Signature(s)

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Capacity (full title) if signing in a fiduciary or representative capacity

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Name(s) and address, including zip code

Date:
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Area Code and Telephone Number

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Taxpayer Identification or Social Security No.

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